                             LETTER OF TRANSMITTAL
          TO TENDER SHARES OF COMMON STOCK, UNIT VOTING COMMON STOCK,
         SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK AND
           SERIES B CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK
                                       OF
                          URBAN SHOPPING CENTERS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 2, 2000
                                       OF
                             HEAD ACQUISITION, L.P.
                     AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF
                           RODAMCO NORTH AMERICA N.V.
---------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON MONDAY, OCTOBER 30, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                                     [LOGO]

            BY MAIL:                           BY HAND:                         BY OVERNIGHT:
   Reorganization Department           Reorganization Department          Reorganization Department
         P.O. Box 3301                       120 Broadway                     85 Challenger Road
   South Hackensack, NJ 07606                 13th Floor                      Mail Stop - Reorg
                                          New York, NY 10271              Ridgefield Park, NJ 07660
                                 FACSIMILE FOR ELIGIBLE INSTITUTIONS:
                                            (201) 296-4293
                                    CONFIRM FACSIMILE BY TELEPHONE:
                                            (201) 296-4860

----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
                                                               NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
         SHARE CERTIFICATE(S) AND SHARE(S) TENDERED            (PLEASE FILL IN IF BLANK, EXACTLY AS NAME(S)
        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)           APPEAR(S) ON CERTIFICATE(S))
-----------------------------------------------------------------------------------------------------------------------------
                       TOTAL NUMBER OF
                    SHARES REPRESENTED BY
                     SHARE CERTIFICATE*
                   (Specify whether Public
                 Common Shares, Unit Voting
                 Shares, Series A Preferred        NUMBER  SHARE
                Shares or Series B Preferred     OF SHARESRTIFICATE
                           Shares)               TENDERED**MBER(S)
-----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------

 -----------------------------------------------------------

 -----------------------------------------------------------

 -----------------------------------------------------------
 TOTAL PUBLIC
COMMON SHARES
  TENDERED:

 -----------------------------------------------------------
  TOTAL UNIT
VOTING SHARES
  TENDERED:

 -----------------------------------------------------------
    TOTAL
  SERIES A
  PREFERRED
    SHARES
  TENDERED:

 -----------------------------------------------------------
    TOTAL
  SERIES B
  PREFERRED
    SHARES
  TENDERED:

-----------------------------------------------------------------------------------------------------------------------------
 *  Certificate numbers are not required if tender is made by book-entry transfer.
 ** If you decide to tender fewer than all Shares represented by a certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

-----------------------------------------------------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL, OR TRANSMISSION VIA FACSIMILE TRANSMISSION, TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    IF ANY OF THE SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9.

NUMBER OF PUBLIC COMMON SHARES REPRESENTED BY THE LOST OR DESTROYED
CERTIFICATES: __________________________________________________________________
NUMBER OF UNIT VOTING SHARES REPRESENTED BY THE LOST OR DESTROYED CERTIFICATES:
________________________________________________________________________________
NUMBER OF SERIES A PREFERRED SHARES REPRESENTED BY THE LOST OR DESTROYED
CERTIFICATES: __________________________________________________________________
NUMBER OF SERIES B PREFERRED SHARES REPRESENTED BY THE LOST OR DESTROYED
CERTIFICATES: __________________________________________________________________

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders of Urban Shopping Centers, Inc., a Maryland corporation ("Urban"), either if certificates ("Share Certificates") representing Shares (as defined below), are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Purchaser's Offer to Purchase dated October 2, 2000 (the "Offer to Purchase").

    DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    If any stockholder wants to tender Shares in the Offer (as hereinafter defined), but the Share Certificates are not immediately available, time will not permit all required documents to reach the Depositary on or before the Expiration Date (as defined in Section 1 of the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on time, such stockholder may tender such Shares by following the procedures for guaranteed delivery set forth in Section 3 in the Offer to Purchase. See Instruction 2 below.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

--------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution Which Guaranteed Delivery: _____________________________

    If delivery is by book-entry transfer, check box: / /

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________
--------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to Head Acquisition, L.P., a Delaware limited partnership ("the Purchaser") and an indirect wholly-owned subsidiary of Rodamco North America N.V., a company organized under the laws of the Netherlands ("Rodamco NV"), the above-described (i) shares of common stock, par value $.01 per share (the "Public Common Shares"), including the associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated May 5, 1999, as amended, between Urban and First Chicago Trust Company of New York, as Rights Agent, (ii) shares of unit voting common stock, par value $.01 per share (the "Unit Voting Shares" and, together with the Public Common Shares, the "Common Shares"), including the associated Rights, (iii) shares of Series A Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series A Preferred Shares"), and (iv) shares of Series B Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series B Preferred Shares" and, together with the Series A Preferred Shares, the "Preferred Shares"; the Preferred Shares and the Common Shares, together, the "Shares") of Urban, pursuant to the Purchaser's offer to purchase all of the issued and outstanding Shares at $48.00 per Share, net to the seller in cash (less any required withholding taxes), without interest thereon (such amount, or any greater amount per share paid pursuant to the Offer, the "Per Share Amount"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares, except for dividends expressly permitted by the Merger Agreement (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser; (ii) present such Shares and all Distributions for transfer on the books of Urban; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints each of Gerald E. Egan and Daniel S. Weaver, as agent, attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Urban (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser, or its designee, must be able to exercise full voting, consent and other rights with respect to such Shares and other securities, including, without limitation, voting at any meeting of Urban's stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See
Section 4 in the Offer to Purchase.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, as well as the undersigned's representation and warranty to the Purchaser and Urban that
(i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

    The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

--------------------------------------------------------------------------------

             TENDER OF SHARES HELD IN THE DIRECTSERVICE-TM- PROGRAM
                              (SEE INSTRUCTION 10)

    Complete this section if you want to tender Shares held on your behalf in The DirectSERVICE-TM- Program for
Shareholders of Urban Shopping Centers, Inc. Please check only one box. If you check more than one box, or you check the second box but do not indicate a number of Shares, none of the Shares held in your program account will be tendered.

/ / Instruct the program administrator to tender ALL of the Shares credited to my program account.

/ / Instruct the program administrator to tender the following number of Shares credited to my program account.

                -------------- Number of Shares to be tendered.
--------------------------------------------------------------------------------

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be issued in the name of and sent to someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

      Issue [    ] Check and/or [    ] Public Common Share Certificate(s)
  and/or [    ] Unit Voting Share Certificate(s) and/or [    ] Series A
  Preferred Share Certificate(s) and/or [    ] Series B Preferred Share
  Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (ALSO COMPLETED SUBSTITUTE FORM W-9 BELOW)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Deliver [    ] Check and/or [    ] Public Common Share Certificate(s) and/or
  [    ] Unit Voting Share Certificate(s) and/or [    ] Series A Preferred
  Share Certificate(s) and/or [    ] Series B Preferred Share Certificate(s)
  to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)

   __________________________________________________________________________
                          (TAXPAYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Dated: _________________ , 2000.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 1 and 5.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Name of Firm: __________________________________________________________________

Capacity (Full Title): _________________________________________________________

Area Code and Telephone Number: ________________________________________________

Tax Identification or Social Security Number: __________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name (Please Print): ___________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Full Title and Name of Firm: ___________________________________________________

Area Code and Telephone Number: ________________________________________________

Dated: _________________ , 2000.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    To complete the Letter of Transmittal, you must do the following:

    - Fill in the box entitled "Description of Shares Being Tendered."

    - Sign and date the Letter of Transmittal in the box entitled "Sign Here."

    - Fill in and sign in the box entitled "Substitute Form W-9."

    In completing the Letter of Transmittal, you may (but are not required to) also do the following:

    - If you want the payment for any Shares purchased to be issued in the name of another person, complete the box entitled "Special Payment Instructions."

    - If you want any certificate for Shares not tendered or Shares not purchased to be issued in the name of another person, complete the box entitled "Special Payment Instructions."

    - If you want any payment for Shares or certificate for Shares not tendered or purchased to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

    If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" herein or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is used, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in
Section 3 of the Offer to Purchase. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or Book-Entry Confirmation of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

    The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered (Specify whether Public Common Shares, Unit Voting Shares, Series A Preferred Shares or Series B Preferred Shares)." In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Depositary herewith will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

    If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) representing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" herein, the appropriate boxes in this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to the account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

     8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 14 of the Offer to Purchase.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly contact Urban's transfer agent, EquiServe Trust Company (telephone (781) 575-4816) for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

    10. THE DIRECTSERVICE-TM- PROGRAM. If you want to tender Shares held in your program account under The DirectSERVICE-TM- Program For Shareholders of Urban Shopping Centers, Inc., you must:

    - complete the box in this Letter of Transmittal entitled "Tender of Shares Held in The DirectSERVICE-TM- Program" by choosing the option to tender all of your Shares in the program account or the option to tender a specific number of Shares held in your program account (if the box is not completed, no Shares held in your program account will be tendered); and

    - indicate the number of Shares being tendered from the program account in the box in this Letter of Transmittal entitled "Description of Shares Tendered."

    If you tender Shares held in your program account, all such Shares credited to your program account, including fractional shares, will be tendered, unless otherwise specified in the box entitled "Tender of Shares Held in the DirectSERVICE-TM- Program."

    11. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

    12. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the requisite information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to 31% Federal income tax withholding on the payment of the purchase price of all

Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of the payment of purchase price to the tendering stockholder pursuant to the Offer, the Depositary will withhold 31% on such payments. Each foreign stockholder must complete and submit Form W-8 in order to be exempt from the 31% Federal income tax backup withholding due on payments with respect to the Shares.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under the Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, certificate of foreign status, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. Exempt stockholders should furnish their TIN, check the box in part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) after being so notified the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

  WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the Social Security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment of purchase price pursuant to the Offer, the Depositary will withhold 31% of such payments.

                      TO BE COMPLETED BY ALL STOCKHOLDERS

------------------------------------------------------------------------------------------------------------
                       PAYER: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY
------------------------------------------------------------------------------------------------------------
SUBSTITUTE                            PART 1--TAXPAYER IDENTIFICATION
FORM W-9                              NUMBER--PLEASE PROVIDE YOUR TIN            Social Security number
Department of the Treasury            IN THE BOX AT RIGHT AND CERTIFY
Internal Revenue Service              BY SIGNING AND DATING BELOW. If                      or
                                      awaiting TIN, write "Applied
Payer's Request for Taxpayer          For."                                  Employer identification number
Identification Number (TIN) and
Certification                                                                     -------------------
------------------------------------------------------------------------------------------------------------
PART 2--For Payees Exempt from Backup Withholding--Check the box if you are NOT subject to backup withholding. [ ]
------------------------------------------------------------------------------------------------------------
PART 3--Certification--Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)  I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------
SIGNATURE:                                                                  DATE:
NAME (Please Print):
------------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or social security Administration Office, or
(ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld.

Signature:                                          Date:
Name (Please Print):

--------------------------------------------------------------------------------

    Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE: (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:
                             CHASE SECURITIES INC.

                                270 Park Avenue
                            New York, New York 10017
                          Call Collect: (212) 270-0895

October 2, 2000